UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 26, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated September 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-C)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-01                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-C pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

  On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 26, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-C
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  January 5, 2004        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders December 26, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  December 26, 2003



                      Centex Home Equity Loan Trust 2003-C
                         STATEMENT TO CERTIFICATEHOLDERS
                                 December 26, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1     113,000,000.00     108,322,893.98     3,964,341.03      193,175.83    4,157,516.86      0.00       0.00    104,358,552.95
AF_2      27,000,000.00      27,000,000.00             0.00       65,700.00       65,700.00      0.00       0.00     27,000,000.00
AF_3      59,000,000.00      59,000,000.00             0.00      181,425.00      181,425.00      0.00       0.00     59,000,000.00
AF_4      76,000,000.00      76,000,000.00             0.00      314,133.33      314,133.33      0.00       0.00     76,000,000.00
AF_5      10,600,000.00      10,600,000.00             0.00       47,258.33       47,258.33      0.00       0.00     10,600,000.00
AF_6      31,700,000.00      31,700,000.00             0.00      127,064.17      127,064.17      0.00       0.00     31,700,000.00
AV       388,200,000.00     381,965,298.85     7,013,819.14      466,647.54    7,480,466.68      0.00       0.00    374,951,479.71
M_1       57,375,000.00      57,375,000.00             0.00       89,857.62       89,857.62      0.00       0.00     57,375,000.00
M_2       46,750,000.00      46,750,000.00             0.00      109,448.57      109,448.57      0.00       0.00     46,750,000.00
M_3       27,625,000.00      27,625,000.00             0.00       99,167.04       99,167.04      0.00       0.00     27,625,000.00
B         12,750,000.00      12,750,000.00             0.00       55,101.69       55,101.69      0.00       0.00     12,750,000.00
TOTALS   850,000,000.00     839,088,192.83    10,978,160.17    1,748,979.12   12,727,139.29      0.00       0.00    828,110,032.66

X_IO           1,700.89     839,088,192.83             0.00    3,502,821.26    3,502,821.26      0.00       0.00    828,110,032.66
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     152314HJ2      958.60968124     35.08266398    1.70952062      36.79218460          923.52701726      AF_1       2.140000 %
AF_2     152314HK9    1,000.00000000      0.00000000    2.43333333       2.43333333        1,000.00000000      AF_2       2.920000 %
AF_3     152314HL7    1,000.00000000      0.00000000    3.07500000       3.07500000        1,000.00000000      AF_3       3.690000 %
AF_4     152314HM5    1,000.00000000      0.00000000    4.13333329       4.13333329        1,000.00000000      AF_4       4.960000 %
AF_5     152314HN3    1,000.00000000      0.00000000    4.45833302       4.45833302        1,000.00000000      AF_5       5.350000 %
AF_6     152314HP8    1,000.00000000      0.00000000    4.00833344       4.00833344        1,000.00000000      AF_6       4.810000 %
AV       152314HQ6      983.93946123     18.06754029    1.20208022      19.26962050          965.87192094      AV         1.418750 %
M_1      152314HR4    1,000.00000000      0.00000000    1.56614588       1.56614588        1,000.00000000      M_1        1.818750 %
M_2      152314HS2    1,000.00000000      0.00000000    2.34114588       2.34114588        1,000.00000000      M_2        2.718750 %
M_3      152314HT0    1,000.00000000      0.00000000    3.58975710       3.58975710        1,000.00000000      M_3        4.168750 %
B        152314HU7    1,000.00000000      0.00000000    4.32170118       4.32170118        1,000.00000000      B          5.018750 %
TOTALS                  987.16257980     12.91548255    2.05762249      14.97310505          974.24709725

X_IO     N/A                   #####      0.00000000          ####             ####                  ####      X_IO       0.000000 %
----------------------------------------------------------------------------------------------      ----  -------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                    ---------------------------------------
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6, ,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                             Email: /JPMCHASE@CHASE
                    ---------------------------------------

Sec. 7.09(ii)             Distributions Allocable to Principal
                          Group I
                          Scheduled Monthly Payments                                                                 342,005.65
                          Curtailments                                                                                45,724.94
                          Prepayments in Full                                                                      3,576,610.44
                          Loans Repurchased by Seller                                                                      0.00
                          Substitution Amounts                                                                             0.00
                          Net Liquidation Proceeds                                                                         0.00

                          Group II
                          Scheduled Monthly Payments                                                                 346,577.02
                          Curtailments                                                                                99,639.37
                          Prepayments in Full                                                                      6,567,602.75
                          Loans Repurchased by Seller                                                                      0.00
                          Substitution Amounts                                                                             0.00
                          Net Liquidation Proceeds                                                                         0.00

                          Subordination Increase Amount                                                                    0.00
                          Excess Overcollateralization Amount                                                              0.00

Sec. 7.09(iv)             Class Interest Carryover Shortfall
                          Class AF-1                                                                                       0.00
                          Class AF-2                                                                                       0.00
                          Class AF-3                                                                                       0.00
                          Class AF-4                                                                                       0.00
                          Class AF-5                                                                                       0.00
                          Class AF-6                                                                                       0.00
                          Class AV                                                                                         0.00
                          Class M-1                                                                                        0.00
                          Class M-2                                                                                        0.00
                          Class M-3                                                                                        0.00
                          Class B                                                                                          0.00

Sec. 7.09(v)              Class Principal Carryover Shortfall
                          Subordinate Certificates
                          Class M-1                                                                                        0.00
                          Class M-2                                                                                        0.00
                          Class M-3                                                                                        0.00
                          Class B                                                                                          0.00

Sec. 7.09(vi)             Aggregate Loan Balance of Each Group
                          Group I Beginning Aggregate Loan Balance                                               312,622,893.98
                          Group I Ending Aggregate Loan Balance                                                  308,658,552.95

                          Group II Beginning Aggregate Loan Balance                                              526,465,298.85
                          Group II Ending Aggregate Loan Balance                                                 519,451,479.71

Sec. 7.09(vii)            Overcollateralization
                          Total Overcollateralization Amount                                                               0.00
                          Total Required Overcollateralization Amount                                                      0.00

Sec. 7.09(viii)           Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)             Substitution Amounts
                          Group I                                                                                          0.00
                          Group II                                                                                         0.00

Sec. 7.09(ix)             Loan Purchase Price Amounts
                          Group I                                                                                          0.00
                          Group II                                                                                         0.00

Sec. 7.09(x)              Weighted Average Net Coupon Rate
                          Group I                                                                                      7.7450 %
                          Group II                                                                                     7.3716 %

Sec. 7.09(xi)             Monthly Remittance Amount
                          Group I                                                                                  5,982,566.97
                          Group II                                                                                10,248,386.03

Sec. 7.09(xiii)           Weighted Average Gross Margin - Group II Loans                                               8.1064 %

Sec. 7.09(xiv)            Largest Loan Balance
                          Group I                                                                                    745,455.25
                          Group II                                                                                   672,031.52

Sec. 7.09(xv)             Basic Principal Amount
                          Group I                                                                                  3,964,341.03
                          Group II                                                                                 7,013,819.14

Sec. 7.09(xvi)            Net Wac Cap Carryover Paid
                          Group I                                                                                          0.00
                          Group II                                                                                         0.00

Sec. 7.09(xvi)            Remaining Net Wac Cap Carryover
                          Group I                                                                                          0.00
                          Group II                                                                                         0.00
                          Subordinate                                                                                      0.00


Sec. 7.09(xviii)          Net Wac Cap
                          Group I Net WAC Cap                                                                            7.75 %
                          Group II Net WAC Cap                                                                           7.13 %
                          Subordinate Net WAC Cap                                                                        7.13 %

Sec. 7.09(xix)            Applied Realized Loss Amounts
                          Subordinate Certificates
                          Class M-1                                                                                        0.00
                          Class M-2                                                                                        0.00
                          Class M-3                                                                                        0.00
                          Class B                                                                                          0.00

Sec. 7.09(xx)             Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)           Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                 Group 1
                                                                                           Principal
                                                 Period                 Number               Balance              Percentage
                                                30-59 days                      46            3,356,161.67                  1.09 %
                                                60-89 days                      12              605,252.91                  0.20 %
                                                90+days                          2               87,272.24                  0.03 %
                                                Total                       60                4,048,686.82                  1.32 %
                                                 Group 2
                                                                                           Principal
                                                 Period                 Number               Balance              Percentage
                                                30-59 days                      80            8,556,197.95                  1.65 %
                                                60-89 days                      33            3,294,899.63                  0.63 %
                                                90+days                          5              451,920.87                  0.09 %
                                                 Total                         118           12,303,018.45                  2.37 %

                                                 Group Totals
                                                                                           Principal
                                                 Period                 Number               Balance              Percentage
                                                30-59 days                     126           11,912,359.62                  1.44 %
                                                60-89 days                      45            3,900,152.54                  0.47 %
                                                90+days                          7              539,193.11                  0.07 %
                                                 Total                         178           16,351,705.27                  1.98 %

 Sec. 7.09(b)(ii)          Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                 Group 1
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           2               192,430.08                 0.06 %
                                                 Group 2
                                                                       Principal
                                                 Number                Balance               Percentage
                                                          12             1,219,424.69                 0.23 %
                                                Group Totals
                                                                       Principal
                                                 Number                Balance               Percentage
                                                          14             1,411,854.77                 0.17 %

Sec. 7.09(b)(iii)         Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                 Group 1
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           6               497,489.94                 0.16 %
                                                 Group 2
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           8               881,407.15                 0.17 %
                                                Group Totals
                                                                       Principal
                                                 Number                Balance               Percentage
                                                          14             1,378,897.09                 0.17 %

Sec. 7.09(b)(iii)         Balloon Loans
                          Number of Balloon Loans                                                                              79.00
                          Balance of Balloon Loans                                                                      7,788,425.59

Sec. 7.09(b)(iv)          Number and Aggregate Principal Amounts of REO Loans
                                                 Group 1
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           0                     0.00                 0.00 %
                                                 Group 2
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           0                     0.00                 0.00 %
                                                Group Totals
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           0                     0.00                 0.00 %

Sec. 7.09(b)(v)           Book Value of REO Loans
                          Group I                                                                                               0.00
                          Group II                                                                                              0.00

Sec. 7.09(b)(vi)          Realized Losses
                          Group I
                          Monthly Realized Losses                                                                               0.00
                          Cumulative Realized Losses                                                                            0.00
                          Group II
                          Monthly Realized Losses                                                                               0.00
                          Cumulative Realized Losses                                                                            0.00

Sec. 7.09(b)(vii)         Net Liquidation Proceeds
                          Group I                                                                                               0.00
                          Group II                                                                                              0.00

Sec. 7.09(b)(viii)        60+ Delinquency Percentage (Rolling Three Month)                                                  0.3771 %

Sec. 7.09(b)(ix)          Cumulative Loss Percentage
                          Cumulative Realized Losses Since Cut-Off Date                                                         0.00
                          Aggregate Loan Balance as of the Cut-Off Date                                               850,001,700.89
                          Cumulative Loss Percentage                                                                          0.00 %

Sec. 7.09(b)(x)           Has a Trigger Event Occurred?                                                                           NO

                          1-Month LIBOR for Current Distribution Date                                                      1.11875 %



